UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BROWN ADVISORY FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROWN ADVISORY FUNDS
901 South Bond Street, Suite 400
Baltimore, Maryland 21231
November 7, 2024
Dear Shareholder:
I am happy to have this opportunity to provide you with the enclosed materials concerning the Brown Advisory Funds (the “Trust”) and each of the mutual funds included in the Trust (the “Funds”). The Board of Trustees of the Trust has called a Special Meeting of Shareholders to be held on December 13, 2024 at the offices of the Trust located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, at 11:00 a.m., Eastern Time (the “Meeting”).
The purpose of the Meeting is to ask shareholders to consider the following proposal:
1.	To elect Trustees of the Trust; and
2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.
After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” the election of each of the nominees presented.
We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.
Detailed information about this proposal is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than December 12, 2024. Voting is quick and easy. Everything you will require is enclosed. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.
Proxy materials for the Special Meeting of Shareholders are enclosed and are also available at www.proxyvote.com.

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In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call 1-800-690-6903	(2) Go to the website www.proxyvote.com or scan the QR Barcode on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.
Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.
Please note that you may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.
Sincerely,
Paul J. Chew
President
Brown Advisory Funds

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IMPORTANT INFORMATION FOR SHAREHOLDERS
The following “Questions and Answers” section is a summary of important information relating to the Special Meeting of Shareholders and is not intended to be as detailed as the discussions included later in the proxy materials. Accordingly, the information in this section is qualified in its entirety by reference to the enclosed Proxy Statement.
QUESTIONS AND ANSWERS
Q.	Why am I receiving this Proxy Statement?
A.
You are receiving these proxy materials - a booklet that includes the Proxy Statement and your proxy card - because you have the right to vote at a Special Meeting of Shareholders of the Brown Advisory Funds (the “Trust”) scheduled for December 13, 2024, at 11:00 a.m. Eastern time (the “Meeting”).

Q.	What are shareholders voting on?
A.	The Board of Trustees (the “Board”) is asking you to vote on the election of seven members to the Board.
Q.	Why am I being asked to elect Trustees?
A.
The Board is seeking to add a new Trustee to the Board to fill a pending vacancy on the Board resulting from the upcoming retirement of a current Trustee. While the Board may fill vacancies, it may only do so under applicable law, if, after filling a vacancy, at least two-thirds of the Trustees were elected by shareholders. Because the Board may not appoint the additional proposed new Trustee as described herein and meet this requirement, the Board has determined that it is appropriate to hold an election at this time. In addition, the Board has also determined that it would be advisable to: (1) have the shareholders of the Trust vote on the election of two of the current Trustees who have not been previously elected by shareholders and (2) have the shareholders vote on the reelection of certain of the current Trustees who were previously elected.

Q.	Who is asking for my vote?
A.
The enclosed proxy is being solicited by the Board for use at the Meeting, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting.

Q.	How does the Board suggest that I vote?
A.	After careful consideration, the Board unanimously recommends that you vote “FOR” each nominee for the Board in the proposal contained in the Proxy Statement.

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Q.	Who is paying for this proxy solicitation and the costs associated with the Meeting?
A.
The cost of the Meeting, including the costs of preparing and mailing of the Notice of Meeting, the Proxy Statement and the Proxy Card, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Trust.

Q.	What vote is required to approve the proposal?
A.
Shareholders of all funds within the Trust (the “Funds”) will vote together for the election of the Trustees of the Trust. To be elected as a Trustee of the Trust, each nominee must receive the affirmative vote of the holders of a plurality of shares cast.

Q.	Will my vote make a difference?
A.
Yes! To take action on the proposal to elect Trustees, a quorum (thirty-three and one-third percent (33 1∕3%)) of shares present in person or represented by proxy and entitled to vote at the Meeting) must be present in person or by proxy. Your vote is needed to ensure that the proposal to elect the Trustees can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?
A.
You should vote because every vote is equal and important. If numerous shareholders fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposal and generate unnecessary additional costs.

Q.	How do I place my vote?
A.
You may provide your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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BROWN ADVISORY FUNDS
Brown Advisory Growth Equity Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Tax-Exempt Sustainable Bond Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory Sustainable Small-Cap Core Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory Sustainable Value Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory Global Leaders Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund
Brown Advisory Sustainable International Leaders Fund
Brown Advisory – WMC Japan Equity Fund
901 South Bond Street, Suite 400
Baltimore, Maryland 21231
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 13, 2024
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Brown Advisory Funds (the “Trust”), will be held on December 13, 2024, at the Trust’s principal offices located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, at 11:00 a.m., Eastern Time, for the following purposes:
1.	To elect Trustees of the Trust; and
2.	To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.
You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of any the mutual funds that are included in the Trust and listed above as of the close of business on October 23, 2024 (the “Record Date”).

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Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call 1-800-690-6903	(2) Go to the website www.proxyvote.com or scan the QR Barcode on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.
Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.
We ask that you vote promptly in order to avoid the additional expense of further solicitation – each vote is equal and important.
By Order of the Board of Trustees

Edward L. Paz, Esq.
Secretary
Brown Advisory Funds
November 7, 2024

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BROWN ADVISORY FUNDS
Brown Advisory Growth Equity Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Tax-Exempt Sustainable Bond Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory Sustainable Small-Cap Core Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory Sustainable Value Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory Global Leaders Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund
Brown Advisory Sustainable International Leaders Fund
Brown Advisory – WMC Japan Equity Fund
901 South Bond Street, Suite 400
Baltimore, Maryland 21231
Special Meeting of Shareholders
December 13, 2024
PROXY STATEMENT
This proxy statement (the “Proxy Statement”) is being furnished to holders of shares of beneficial interest (“Shareholders”) of each of the above-listed mutual funds (each a “Fund,” and collectively, the “Funds”) of Brown Advisory Funds (the “Trust”) in connection with the solicitation by the Board of Trustees of the Trust (the “Board” or the “Trustees”) of proxies to be used at a Special Meeting of Shareholders to be held at the principal offices of the Trust located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, on December 13, 2024, at 11:00 a.m., Eastern time, in the offices of Brown Advisory LLC, the investment adviser to the Trust (“Brown Advisory” or the “Adviser”), or at any postponements or adjournments thereof (the “Meeting”). The Notice of the Meeting and this Proxy Statement will first be provided to shareholders on or about November 7, 2024.
The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware statutory trust. As of the date of this Proxy Statement, the Trust offers shares in each of the Funds named above. The Meeting is being held to consider and vote on the election of Trustees for the Trust and to transact such other business as may properly come before the Meeting or any adjournment thereof.
Voting Information
Shareholders of record at the close of business on October 23, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. Each whole share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate fractional vote. The number of shares of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement.
Required Vote for the Election of Trustees
The election of the Trustees requires the affirmative vote of a plurality of votes cast by the Shareholders of the Trust, which means that the seven individuals receiving the greatest number of votes cast by Shareholders entitled to vote at the Meeting, regardless of the votes cast by Shareholders of the individual Funds, will be deemed to be elected.
Quorum
The presence, in person or by proxy, of thirty-three and one-third (33 1∕3%) of the shares of the Trust entitled to vote at the Meeting on the Record Date constitutes a quorum for the transaction of business at the Meeting.
Adjournment
The Meeting may be adjourned, whether or not a quorum is present, for any reason, by the vote of those Shareholders of the Trust entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting. The Meeting also may be adjourned, in certain circumstances, by the Chair of the Board or the officers of the Trust. Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.
Method of Tabulation
The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date, and return the proxy card without voting instructions, your shares will be voted “FOR” each nominee by the individuals named as proxies, and will be voted in the best interest of the Trust according to the judgment of the individuals named as proxies with respect to any other business that may properly arise at the Meeting.

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Revocation of Proxy
Any person giving a proxy has the power to revoke such proxy at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust’s Secretary. To be effective, such revocation must be received by the Trust’s Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person at the Meeting.
Reports to Shareholders and Financial Statements
Copies of the Funds’ Form N-CSR, including financial statements for each Fund, as filed with the SEC, are available on the Funds’ website. A copy of the Form N-CSR as filed with the SEC, Annual Report to Shareholders, Semi-Annual Report to Shareholders or a Prospectus may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor or intermediary, or by calling the Trust toll-free at 1-800-540-6807 or visiting the Trust’s website at https://www.brownadvisory.com/mf.
Proposal—Election of Trustees
Overview of the Election of Trustees
The Board of the Trust unanimously recommends that Shareholders vote to elect the nominees set forth below (each a “Nominee,” and together, the “Nominees”) as Trustees of the Trust. The Board is responsible for supervising the management of the Trust and serving the needs of the Funds’ shareholders. The Trust’s Board currently consists of seven persons, five of whom are not “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). Shareholders are being asked to elect seven nominees, which consists of six of the current Trustees, plus one proposed new Independent Trustee. If elected by the Shareholders, five of the seven members of the Board will be Independent Trustees.
Nominees for Trustees of the Trust and Selection of Nominees
The Board has nominated Darrell N. Braman, Henry H. Hopkins, Georgette D. Kiser, Thomas F. O’Neil III, Neal F. Triplett, Margaret W. Adams and Michael D. Hankin for election as Trustees of the Trust. Each Nominee, other than Mr. Braman, is currently a member of the Board. Messrs. Hopkins, O’Neil and Triplett have served in their capacities as Independent Trustees of the Trust since 2012, and Ms. Kiser has served in her capacity as an Independent Trustee of the Trust since 2021. Mr. Hankin and Ms. Adams, each an interested person of the Trust (the “Interested Trustees”), have served as an Interested Trustee of the Trust since 2012 and 2023, respectively. Messrs. Hopkins, O’Neil, Triplett and Hankin were last elected by shareholders of the Trust on May 1, 2012. Mses. Kiser and Adams were appointed to the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), which

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consists of all of the Independent Trustees of the Trust. Current Trustee Kyle Prechtl Legg previously informed the members of the Board that she would be retiring from the Board and she is therefore not included as a nominee.
Mr. Braman has not previously served on the Board and was nominated based on the recommendation of the Nominating Committee to stand for election as a Trustee at the Meeting.
All Nominees have consented to serve if elected by the Shareholders. If elected, each Nominee will hold office for the lifetime of the Trust or until such Nominee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until his or her successor is duly elected and qualified. If each of the seven Nominees is elected, the seven Nominees will constitute the entire Board of the Trust. If any Nominee should withdraw or otherwise become unavailable for election, a majority of the Independent Trustees may select a substitute nominee.
Listed below are the name, age, and business address of each Nominee, along with his or her principal occupation for the last five years, the number of portfolios of registered investment companies advised by the Adviser overseen or to be overseen by each Nominee, and other Board memberships held by each Nominee:
Independent Trustee Nominees

Name, Address, and Age	Position Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Nominee	Other Directorships Held by Nominee
Darrell N. Braman Age: 61 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Nominee	Not applicable – newly proposed Nominee	Adjunct Professor of Law, University of Maryland Francis King Carey School of Law (law school); (since 2021); Formerly, Vice President and Managing Counsel, T. Rowe Price Associates, Inc. (investment management firm) (1994 to 2021)	20	None
Henry H. Hopkins Age: 81 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since May 2012	Retired; Formerly, Vice President and Chief Legal Counsel, T. Rowe Price Associates, Inc. (investment management firm) (1998 to 2008)	20	None

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Name, Address, and Age	Position Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Nominee	Other Directorships Held by Nominee
Georgette D. Kiser Age: 57 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since November 2021	Operating Executive, The Carlyle Group (investment management firm) (since 2019); Operating Partner, Broad Sky Partners LLC (private equity firm) (since 2021); formerly, Chief Information Officer, The Carlyle Group (2015 to 2019); Vice President and Head of Enterprise Solutions and Capabilities, T. Rowe Price Associates, Inc. (investment management firm) (2012 to 2015) and executive officer, various positions, T. Rowe Price Associates, Inc. (1996 to 2012)	20
Aflac Inc.; (insurance firm) Jacobs Engineering Group Inc. (technical professional and consulting services firm); NCR Corp. (enterprise technology firm); Adtalem Global Education Inc. (workforce solutions firm)

Thomas F. O’Neil III Age: 67 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Board Chair Trustee	Indefinite Term; Since March 2023 Indefinite Term: Since May 2012	Managing Director, Berkeley Research Group (global management consulting firm) (since 2021); Governance and Compliance Adviser (for healthcare, financial services and retail businesses) and President, The Saranac Group LLC (strategic consulting firm) (2010 to 2016 and since 2021). Formerly, Global Chief Compliance Officer, Cigna Corporation (health services company) (2016 to 2020)	20	None
Neal F. Triplett, CFA Age: 54 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since May 2012	President, DUMAC, Inc. (university endowment investment organization) (since 1999)	20	Arch Capital Group Ltd. (global insurance company) (since 2024)

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Interested Trustee Nominees

Name, Address and Age	Position(s) Held With Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Nominee	Other Directorships Held by Nominee
Margaret W. Adams, CAIA(3) Age: 62 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since March 2023	Managing Director, Membership Engagement, FCLT Global (non-profit organization focused on innovative global investment-related initiatives) (since 2018); formerly, Partner and Senior Managing Director, Wellington Management Company LLP (institutional investment management firm) (2006-2017)	20	None
Michael D. Hankin(3) Age: 66 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since 2012	President and Chief Executive Officer, Brown Advisory Incorporated and affiliates (investment management firm) (since 1993)	20	Stanley Black & Decker, Inc. (industrial tools and hardware) (since 2016)

1.	Each Trustee holds office for an indefinite term.
2.	The “Fund Complex” consists of the Trust, which has twenty portfolios.
3.
Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser and of Brown Advisory Limited, and Ms. Adams is considered an “interested person” of the Trust, as defined in the 1940 Act, because of the financial interest that she currently has in Wellington Management Company LLP (“Wellington”), a Sub-Adviser to three of the series in the Trust, as the result of certain payments that she is entitled to receive from Wellington as the result of her previous employment with the firm. Ms. Adams has not been employed by Wellington during the past five years.

Trustee Qualifications
There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.
Ms. Adams. Ms. Adams has extensive experience in the investment management industry and is an accomplished global financial services executive. Ms. Adams currently serves as Managing Director for Member Engagement for a non-profit organization that is focused on innovative global investment-related initiatives by

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engaging top tier global asset management industry leaders and corporations in actionable research and idea exchanges. Prior to this position, Ms. Adams served as a Partner and Senior Managing Director at Wellington, a global institutional investment management firm that provides advisory and sub-advisory services to mutual funds and other types of institutional clients, where she was employed from2006 through 2017. Ms. Adams is also a Chartered Alternative Investment Analyst (“CAIA”) Charterholder. Prior to joining Wellington, Ms. Adams had held positions as a portfolio manager at large asset management organizations, including MFS Investment Management and JP Morgan & Co., Inc. The Board believes Ms. Adams’ qualifications, attributes and skills and diverse experiences on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Braman. Mr. Braman worked for over 25 years as a senior legal executive with T. Rowe Price Associates, Inc., a publicly-traded investment management firm, where he served from 1994 until 2021 and he held the position of Vice President and Managing Counsel. During his tenure with the firm, he focused on legal, regulatory and compliance matters and he served as the Secretary to the T. Rowe Price Funds and he was the principal liaison with the fund group’s board. Mr. Braman was also actively involved with the Investment Company Institute, the primary trade association for the mutual fund industry, where he served as the Chair of the organization’s SEC Rules Committee, and he has also served on various mutual fund industry task forces related to the SEC’s asset management regulatory agenda. Prior to joining T. Rowe Price Associates, Mr. Braman served as a Special Counsel with the U.S. Securities & Exchange Commission from 1989 to 1994. Mr. Braman currently serves an Adjunct Professor of Law as the University of Maryland Francis King Carey School of Law where he teaches courses on corporate finance and securities regulation. The Board believes Mr. Braman’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Hankin. As President and Chief Executive Officer of Brown Advisory Incorporated, the ultimate parent of the Adviser, Mr. Hankin is ultimately responsible for the management of the Funds’ day-to-day operations. Mr. Hankin has spent over 20 years assisting a wide range of individuals and institutions on their investment and financial matters. Mr. Hankin also currently serves on the board of Stanley Black & Decker, Inc. an industrial tool and hardware company. Prior to working in the investment management industry, Mr. Hankin was a Partner with the law firm of Piper & Marbury LLP (now DLA Piper US LLP). The Board believes that Mr. Hankin’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Mr. Hopkins. Mr. Hopkins brings over 35 years of prior legal experience in the mutual fund industry. In particular, Mr. Hopkins served as a legal counsel with T. Rowe Price Associates, Inc., a publicly-traded investment management firm, from 1972 until 2008, where he held the position of Vice President and Chief Legal Counsel from 1998 until 2008, and Mr. Hopkins served as Chair of the firm’s Ethics Committee for 35 years. During that time, he also served in various capacities and on various committees for the Investment Company Institute, the primary mutual fund trade association and the Investment Adviser Association, the primary investment adviser trade association. Mr. Hopkins is the former Chairman of ICI Mutual Insurance Company, the captive insurance company for the mutual fund industry. From 2015 to April 2023, Mr. Hopkins served as Lead Independent Trustee. The Board believes Mr. Hopkins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Ms. Kiser. Ms. Kiser has senior executive experience in the investment management industry through her current experience as an Operating Executive, and previously as a Managing Director and the Chief Information Officer, at The Carlyle Group, an investment management firm. In addition, prior to joining The Carlyle Group, Ms. Kiser served in various executive positions at T. Rowe Price Associates, Inc., another investment management firm, including serving most recently as Vice President and Head of Enterprise Solutions and Capabilities within the Services and Technology Organization. Ms. Kiser also currently serves as a director of several corporations, including for Aflac Inc. (a global insurance company), Jacobs Engineering Group Inc. (a technical professional and consulting services firm), NCR Corporation (an enterprise technology provider) and Adtalem Global Education Inc. (a workforce solutions provider). The Board believes Ms. Kiser’s qualifications, attributes and skills and diverse experiences on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. O’Neil. Mr. O’Neil currently serves as Managing Director of Berkely Research Group, a global management consulting firm serving multiple industries and markets, which he joined in 2021, and he also serves as a governance and compliance adviser and has served as a member of the boards of various private companies. Prior to January 2020, Mr. O’Neal served as the Global Chief Compliance Officer of Cigna Corporation, a health services company. Mr. O’Neil is the Founder and President of The Saranac Group LLC, a strategic consulting firm that advises boards of directors, board committees and senior management in the areas of business ethics, corporate crises, governance and compliance, resolutions of complex government controversies and monitoring. Prior to founding The Saranac Group LLC, Mr. O’Neil served in various senior management positions at WellCare Health Plans, Inc. and as a Partner and Joint Global Practice Group Leader at the international law firm DLA Piper US LLP. The Board believes

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Mr. O’Neil’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Triplett. Mr. Triplett is the President of DUMAC, Inc. (“DUMAC”), a professionally-staffed investment management organization controlled by Duke University that manages the school’s endowment funds. He joined DUMAC in July 1999 and he was appointed President in January 2007. Since joining DUMAC Mr. Triplett has been directly involved with managing securities. Prior to completing business school, Mr. Triplett was a credit officer for the corporate and real estate portfolios at Wachovia Bank. Mr. Triplett holds the Chartered Financial Analyst designation. The Board believes Mr. Triplett’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Nominee Ownership of Fund shares and Ownership of Brown Advisory LLC and Its Control Persons. The following table provides the dollar range of equity securities of the Funds held by each Nominee as of a recent date, using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000 and Over $100,000.

Name of Fund(1)	Margaret W. Adams Interested Trustee	Michael D. Hankin Interested Trustee	Henry H. Hopkins Independent Trustee	Georgette D. Kiser Independent Trustee	Thomas F. O’Neil III Independent Trustee	Neal F. Triplett Independent Trustee	Darrell N. Braman Nominee
Brown Advisory Growth Equity Fund	None	Over $100,000	None	Over- $100,000	None	$50,001 - $100,000	None
Brown Advisory Flexible Equity Fund	None	Over $100,000	None	None	None	Over $100,000	None
Brown Advisory Sustainable Growth Fund	None	Over $100,000	None	Over - $100,000	Over $100,000	None	None
Brown Advisory Mid-Cap Growth Fund	None	None	None	None	None	Over $100,000	None
Brown Advisory Small-Cap Growth Fund	None	Over $100,000	None	None	None	$50,001 - $100,000	None
Brown Advisory Small-Cap Fundamental Value Fund	None	Over $100,000	None	None	None	Over $100,000	None
Brown Advisory Sustainable Small-Cap Core Fund	None	None	None	None	$1-$10,000	None	None
Brown Advisory Sustainable Value Fund	None	Over $100,000	None	None	None	None	None

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Name of Fund(1)	Margaret W. Adams Interested Trustee	Michael D. Hankin Interested Trustee	Henry H. Hopkins Independent Trustee	Georgette D. Kiser Independent Trustee	Thomas F. O’Neil III Independent Trustee	Neal F. Triplett Independent Trustee	Darrell N. Braman Nominee
Brown Advisory Global Leaders Fund	None	Over $100,000	None	None	None	Over $100,000	None
Brown Advisory Sustainable International Leaders Fund	None	None	None	None	$50,001 - $100,000	None	None
Brown Advisory Intermediate Income Fund	None	None	None	None	None	None	None
Brown Advisory Sustainable Bond Fund	None	None	None	None	Over $100,000	None	None
Brown Advisory Maryland Bond Fund	None	None	None	None	None	None	None
Brown Advisory Tax-Exempt Bond Fund	None	None	None	None	None	Over $100,000	None
Brown Advisory Tax-Exempt Sustainable Bond Fund	None	None	None	None	None	None	None
Brown Advisory Mortgage Securities Fund	None	None	None	None	None	None	None
Brown Advisory – WMC Strategic European Equity Fund	None	None	None	None	None	$50,001 - $100,000	None
Brown Advisory Emerging Markets Select Fund	None	None	Over $100,000	None	None	Over $100,000	None
Brown Advisory – Beutel Goodman Large-Cap Value Fund	None	None	None	None	Over $100,000	Over $100,000	None
Brown Advisory – WMC Japan Equity Fund	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

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None of the Nominees, other than Mr. Hankin, beneficially owns shares, or, in the Trust’s last fiscal year, ended June 30, 2024, has purchased or sold shares, of Brown Advisory LLC, the Funds’ investment adviser, or any person directly or indirectly controlling, controlled by, or under common control with Brown Advisory LLC.
Meetings of the Board and Compensation of the Trustees
The role of the Trustees is to provide general oversight of each Fund’s business. During the fiscal year ended June 30, 2024, there were five meetings of the Board, including a special meeting, and each Trustee then in office attended at least 75% of the total number of meetings of the Board and of each committee on which he or she served. The Trust does not have a policy with respect to the Board’s attendance at meetings of shareholders.
The table below includes certain information concerning the compensation paid to the Trustees and the Nominees during the Trust’s fiscal year ended June 30, 2024:

Name and Position Held	Annual Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustee Nominees
Darrell N. Braman*	None	None	None
Henry H. Hopkins	$154,000	None	$154,000
Georgette D. Kiser	$154,000	None	$154,000
Thomas F. O’Neil III	$159,000	None	$159,000
Neal F. Triplett	$154,625	None	$154,625
Interested Trustee Nominee
Margaret W. Adams	$146,500	None	$146,500
Michael D. Hankin**	None	None	None

* Mr. Braman was not a Trustee during the fiscal year ended June 30, 2024.
** As an employee of the Adviser, Mr. Hankin is not compensated for his service on the Board.
No officer of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services furnished to the Trust. The Trust pays each Independent Trustee an annual retainer of $142,000. In addition, the Board Chair, the Audit Committee Chair, the Nominating and Corporate Governance Committee Chair, the Valuation Committee Chair and the Compliance Oversight Committee Chair receive additional annual compensation of $20,000, $12,500, $10,000, $10,000 and $10,000, respectively. The Trust also pays each Independent Trustee $6,000 in connection with attendance at meetings.
Board Committees
Messrs. Hopkins and O’Neil and Ms. Kiser sit on the Trust’s Audit Committee, and Mr. Triplett serves as Chairperson of the Audit Committee. The function of the Audit Committee is to review the scope and results of the annual audit of each of the Funds and any matters bearing on the audit or a Fund’s financial statements and to

11

ensure the integrity of the Funds’ financial reporting. The Audit Committee also recommends to the Board the annual selection of the independent registered public accounting firm for the Funds and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. During the fiscal year ended June 30, 2024, the Audit Committee met four times.
Messrs. Hopkins, O’Neil and Triplett sit on the Nominating and Corporate Governance Committee. Ms. Kiser serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, comprised of all of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and overseeing Board governance matters.  Although the Nominating and Corporate Governance Committee does not have a policy with respect to the consideration of candidates for Trustee submitted by shareholders, if the Nominating and Corporate Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Nominating and Corporate Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Nominating and Corporate Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. The Committee meets on an as needed basis. During the fiscal year ended June 30, 2024, the Nominating and Corporate Governance Committee met two times.
While the Nominating and Corporate Governance Committee is solely responsible for the recommendation of Trustee candidates, the Nominating and Corporate Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Corporate Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Brown Advisory LLC, 901 South Bond Street, Suite 400, Baltimore, Maryland 21231. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating and Corporate Governance Committee.
When assessing a potential nominee’s qualifications for Board membership, the Committee takes into consideration those characteristics and attributes that the Committee members identify as being necessary and suitable for a member of the Board. Accordingly, when assessing a candidate’s qualifications and fitness for service on the Board, the Committee shall consider, among other things, the Board’s commitments to diversity and inclusiveness and best governance practices. Such factors may include, but are not necessarily limited to, a candidate’s skills,

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relevant professional and industry experience, demonstrated commitment to integrity and ethical business practices, gender, race, ethnicity, sexual orientation and such other relevant attributes that the members of the Committee, in the exercise of their reasonable business judgment, consider important in order to achieve a diverse, inclusive and effective Board. The Nominating and Corporate Governance Committee values diversity in the overall composition of the Board. During the fiscal year ended June 30, 2024, the Nominating and Corporate Governance Committee met two times.
Messrs. O’Neil and Triplett and Mses. Kiser and Adams sit on the Trust’s Compliance Oversight Committee, and Mr. Hopkins serves as Chairperson of the Compliance Oversight Committee. The function of the Compliance Oversight Committee is to review and monitor compliance matters relating to the Funds and to oversee the functions of the Funds’ compliance program. The Committee meets on an as-needed basis. During the fiscal year ended June 30, 2024, the Compliance Oversight Committee met two times.
Messrs. Hopkins, O’Neil and Triplett and Ms. Kiser sit on the Trust’s Valuation Committee, and Ms. Adams serves as Chairperson of the Valuation Committee. The function of the Valuation Committee is to review quarterly reports from the Adviser, as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act, pursuant to the procedures used by the Adviser to value securities held by any of the Funds for which current and reliable market quotations are not “readily available” (as defined by Rule 2a-5 under the 1940 Act). The actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets quarterly and also on an as needed basis when deemed necessary. During the fiscal year ended June 30, 2024, the Valuation Committee met four times.
Board’s Role in Risk Oversight
The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Sub-Advisers, the Distributor, the Administrator, the Custodian and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Adviser and Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser and/or Sub-Advisers provide regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular quarterly Board Meetings, which are typically held quarterly, in person, and involve the Board’s review of recent operations.

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Officers of the Trust
The Trustees elect the officers of Trust, who are responsible for administering the day-to-day operations of the Funds. In addition to being executive officers of the Trust, these individuals are also officers and/or employees of the Adviser or an affiliated entity. None of the individuals who serve as officers of the Trust receives compensation from the Trust for services provided to the Trust. Exhibit B to this Proxy Statement provides information about the Trust’s officers, including certain biographical information, the positions the officers hold with the Trust, and the officers’ principal occupations over the past five years.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR TRUSTEE OF THE TRUST
Additional Information About Voting and the Meeting
Solicitation of Proxies
The solicitation of proxies will be conducted primarily by mail and telephone. All costs of solicitation, including costs associated with the preparation, printing, and mailing of this Proxy Statement and accompanying material, will be borne by the Funds. These expenses will be allocated among the Funds based on a combination of the Funds’ relative net assets and/or number of shareholder accounts.
Beneficial Ownership of Shares
A list of those persons who, to the knowledge of the Trust, owned beneficially 5% or more of the shares of any class of any Fund as of the Record Date is set forth in Exhibit C to this Proxy Statement. To the knowledge of the Trust, each of the executive officers and the Nominees individually, and the executive officers and Nominees, together as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date, except for Trustee and Nominee Henry H. Hopkins who owned beneficially approximately 38% of the outstanding Investor Shares of the Brown Advisory Emerging Markets Select Fund.
Shareholder Proposals and Communications
The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Trust’s offices at 901 South Bond Street, Suite 400, Baltimore Maryland 21231, Attention: Secretary, so that the written proposal is received within a reasonable time in advance of such meeting in order to be included in the Trust’s proxy statement relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that properly may be brought before the meeting under applicable law and the Trust’s governing documents.

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Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at a meeting. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of the Trust, c/o the Secretary of the Trust, at 901 South Bond Street, Suite 400, Baltimore Maryland 21231. The correspondence will be provided to the Board for review and consideration.
Additional Information About the Trust
Investment Adviser
Brown Advisory LLC, a Maryland limited liability company located at 901 South Bond Street, Suite 400, Baltimore Maryland 21231, serves as the investment adviser to the Funds. The Adviser is a wholly-owned subsidiary of Brown Advisory Management, LLC, a Maryland limited liability company. The Adviser is registered as an investment advisor with the SEC.
The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Advisory Agreement was initially approved by the Board of Trustees on May 2, 2012 for a two-year period with respect to each of the Brown Advisory Growth Equity Fund; the Brown Advisory Intermediate Income Fund; the Brown Advisory Flexible Equity Fund; the Brown Advisory Maryland Bond Fund; the Brown Advisory Tax-Exempt Bond Fund; the Brown Advisory Small-Cap Growth Fund, and the Brown Advisory Small-Cap Fundamental Value Fund. The Advisory Agreement with respect to the Brown Advisory Emerging Markets Select Fund was initially approved by the Board of Trustees on October 26, 2012 for a two-year period. The Advisory Agreement with respect to the Brown Advisory – WMC Strategic European Equity Fund was initially approved by the Board of Trustees on September 6, 2013 for a two-year period. The Advisory Agreement with respect to the Brown Advisory Mortgage Securities Fund was initially approved by the Board of Trustees on October 30, 2013 for a two-year period. The Advisory Agreement with respect to the Brown Advisory Global Leaders Fund was initially approved by the Board of Trustees on May 6, 2015 for an initial two-year period. The Advisory Agreement with respect to the Brown Advisory Sustainable Bond Fund was initially approved by the Board of Trustees on May 16, 2017 for an initial two-year period. The Advisory Agreement with respect to the Brown Advisory Mid-Cap Growth Fund was initially approved by the Board of Trustees on September 12, 2017 for an initial two-year period. The Advisory Agreement with respect to the Brown Advisory – Beutel Goodman Large-Cap Value Fund was initially approved by the Board of Trustees on February 8, 2018 for an initial two-year period. The Advisory Agreement with respect to the Brown Advisory Tax-Exempt Sustainable Bond Fund was initially approved by the Board of Trustees on November 13, 2019 for an initial two-year period. The Advisory Agreement with respect to the Brown Advisory Sustainable Small-Cap Core Fund was initially approved by the Board of Trustees on May 11, 2021 for an initial two-year period. The Advisory Agreement with respect to the Brown Advisory Sustainable International Leaders Fund was

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initially approved by the Board of Trustees on November 10, 2021 for an initial two-year period. The Advisory Agreement with respect to the Brown Advisory Sustainable Value Fund was initially approved by the Board of Trustees on November 2, 2022 for an initial two-year period. The Advisory Agreement with respect to the Brown Advisory – WMC Japan Equity Fund was initially approved by the Board of Trustees on September 10, 2024 for an initial two-year period. After the initial two-year term, the Advisory Agreement continues in effect from year to year as long as the continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of each Fund, and (ii) by a vote of the majority of the Independent Trustees. The Adviser monitors the performance of each Fund and continuously reviews, supervises and administers its investment program, subject to the direction of, and policies established by, the Board.
Distributor
ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (“ALPS”), serves as each Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to the distribution agreement between the Trust and ALPS adopted on February 20, 2019 (the “Distribution Agreement”), ALPS acts as each Fund’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of each Fund’s shares. ALPS is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). ALPS is a wholly-owned subsidiary of SS&C Technologies, Inc., a publicly-traded company providing global investment and financial services. The Distribution Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.
Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”). Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out

16

its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP (“Tait, Weller”), Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the Funds’ independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission. For the Trust’s fiscal years ended June 30, 2024 and June 30, 2023, the Audit Committee did not approve any services provided by Tait, Weller pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Board has selected Tait, Weller as the independent registered public accounting firm for the Trust for the fiscal year ending June 30, 2025.
Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their participation.
Audit Fees
For the Trust’s fiscal years ended June 30, 2024 and June 30, 2023, the aggregate fees billed by Tait, Weller for professional services rendered to the Trust for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements were $353,325 and $357,475, respectively.
Audit-Related Fees
For the Trust’s fiscal years ended June 30, 2024 and June 30, 2023, there were no fees billed by Tait, Weller for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported as “audit fees” above. There were no “audit-related fees” required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s fiscal years indicated above.
Tax Fees
For the Trust’s fiscal years ended June 30, 2024 and June 30, 2023, the aggregate tax fees billed by Tait, Weller for professional services rendered for the review of the Trust’s tax returns and excise tax calculations were $57,000 and $59,000, respectively.
There were no “tax fees” required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s fiscal years indicated above.

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Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and non-audit services to be performed by Tait, Weller before Tait, Weller is engaged by the Trust to perform such services.
Non-Audit Services and Fees
For the Trust’s fiscal years ended June 30, 2024 and June 30, 2023, there were no fees billed by Tait, Weller for non-audit services rendered to the Trust, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.
Other Business
Management of the Trust knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.
By Order of the Board of Trustees,

Edward L. Paz, Esq.
Secretary
November 7, 2024

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Exhibit Index

Exhibit A
Shares Outstanding as of October 23, 2024 (the Record Date)
For each class of each Fund’s shares entitled to vote at the Special Meeting or any adjournments or postponements thereof, the number of shares outstanding as of the Record Date is as follows:

NAME OF FUND	SHARE CLASS	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE PER CLASS
Brown Advisory Growth Equity Fund	Institutional	15,790,601
	Investor	19,166,545
	Advisor	622,871
Brown Advisory Intermediate Income Fund	Investor	12,526,502
	Advisor	353,048
Brown Advisory Flexible Equity Fund	Institutional	10,012,116
	Investor	13,664,351
	Advisor	173,563
Brown Advisory Sustainable Bond Fund	Institutional	69,413,055
	Investor	912,841
Brown Advisory Sustainable Growth Fund	Institutional	122,039,766
	Investor	47,737,019
	Advisor	8,068,222
Brown Advisory Maryland Bond Fund	Investor	17,460,266
Brown Advisory Mid-Cap Growth Fund	Institutional	4,333,450
	Investor	1,702,533
Brown Advisory Tax-Exempt Bond Fund	Institutional	108,898,318
	Investor	1,194,994
Brown Advisory Small-Cap Growth Fund	Institutional	15,257,989
	Investor	34,002,829
	Advisor	370,421
Brown Advisory Tax-Exempt Sustainable Bond Fund	Investor	32,081,848
Brown Advisory Small-Cap Fundamental Value Fund	Institutional	23,900,263
	Investor	20,249,962
	Advisor	115,000
Brown Advisory Mortgage Securities Fund	Institutional	31,995,958
	Investor	87,389
Brown Advisory Sustainable Small-Cap Core Fund	Institutional	7,689,465
	Investor	677,317
Brown Advisory – WMC Strategic European Equity Fund	Institutional	23,716,347
	Investor	974,556
	Advisor	230,633

Exhibit A-1

NAME OF FUND	SHARE CLASS	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE PER CLASS
Brown Advisory Sustainable Value Fund	Institutional	9,239,643
	Investor	54,713
Brown Advisory Emerging Markets Select Fund	Institutional	54,504,682
	Investor	320,970
	Advisor	18,850
Brown Advisory Global Leaders Fund	Institutional	76,702,239
	Investor	1,120,561
Brown Advisory – Beutel Goodman Large-Cap Value Fund	Institutional	123,435,159
	Investor	1,170,994
Brown Advisory Sustainable International Leaders Fund	Institutional	3,084,048
	Investor	163,958
Brown Advisory – WMC Japan Equity Fund	Institutional	8,172,651
	Investor	1,000

Exhibit A-2

Exhibit B
Officers of the Trust
The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Paul J. Chew Age: 58	President/Principal Executive Officer	Since 2018	Chief Investment Officer, Brown Advisory Incorporated and affiliates (investment management firm) (since 1995)
Carey J. Buxton Age: 37	Vice President	Since 2015
Head of Sustainable Investing Business (since 2020); Chief Operating Officer, Institutional Investing (since 2018); Product Manager, Brown Advisory Incorporated and affiliates (investment management firm) (2013 to 2018)

Nicole Nesbitt Age: 52	Vice President	Since 2022
Head of Global Institutional Client Service (since 2024); Head of Mutual Funds (since 2021); Head of U.S. Institutional Sales and Client Service (from 2018 to 2024); Head of Institutional Relationship Management, Brown Advisory Incorporated and affiliates (investment management firm) (2008 to 2018)

Jason T. Meix Age: 45	Treasurer/Principal Financial Officer	Since 2012	Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (since 2008)
Edward L. Paz, Esq. Age: 53	Secretary	Since 2012	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (since 2007)
Brett D. Rogers, Esq. Age: 48	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2012	General Counsel, Brown Advisory Incorporated and affiliates (investment management firm) (since 2009); Chief Compliance Officer, Brown Advisory Incorporated and certain affiliates (2009 to 2023)

*	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Exhibit B-1

Exhibit C
Beneficial Ownership of Greater than 5% of a Class of Fund shares as of October 23, 2024 (the Record Date)

Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Growth Equity Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	25.42%
	SEI Private Trust Company Attn: Mutual Funds Admin One Freedom Valley Dr. Oaks, PA 19456-998	16.55%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	12.57%
	Empower Trust FBO Retirement Plans 8525 E Orchard Rd Greenwood Village, CO 80111-5002	8.24%
	Pershing LLC 1 Pershing Plaza FL 14 Jersey City NJ 07399-0002	5.59%
Brown Advisory Growth Equity Investor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	56.00%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	8.91%
	Pershing LLC 1 Pershing Plaza FL 14 Jersey City, NJ 07399-2052	5.84%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	5.83%
Brown Advisory Growth Equity Fund Advisor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	50.55%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	16.79%

Exhibit C-1

Fund	Shareholder and Address	Percentage of Class Owned
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	16.18%
Brown Advisory Flexible Equity Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	28.75%
	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	26.50%
	Capinco c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	11.01%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	10.76%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	7.95%
	Reliance Trust Company FBO Plan Clients PO Box 78446 Atlanta, GA 30357	5.06%
Brown Advisory Flexible Equity Fund Investor Shares	Washington & Co c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	50.25%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	28.31%
	Capinco c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	6.11%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	5.59%

Exhibit C-2

Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Flexible Equity Fund Advisor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	45.55%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	11.11%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	10.81%
	Wells Fargo Clearing Services LLC Special Custody Acct. for the Exclusive Benefit of Customers 2801 Market St St. Louis, MO 63103-2523	9.41%
	Pershing LLC 1 Pershing Plaza FL 14 Jersey City, NJ 07399-2052	9.38%
Brown Advisory Sustainable Growth Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	23.49%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	23.39%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	8.60%
	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	5.65%
Brown Advisory Sustainable Growth Fund Investor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	40.89%
	Morgan Stanley Smith Barney LLC Special Custody Account for the Exclusive Benefit of Customers of MSSB 1 New York Plaza, FL 12 New York, NY 10004-1965	17.63%

Exhibit C-3

Fund	Shareholder and Address	Percentage of Class Owned
	LPL Financial LLC FBO Customer Accounts Attn Mutual Funds Operations 4707 Executive Dr San Diego, CA 92121-3091	13.17%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	8.18%
Brown Advisory Sustainable Growth Fund Advisor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	26.91%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	21.67%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	5.05%
Brown Advisory Mid-Cap Growth Fund Institutional Shares	Washington & Co. 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	46.41%
	Capinco c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	16.15%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	12.90%
	National Financial Services LLC 499 Washington Blvd. FL 4 New York, NY 10281-1015	8.50%
Brown Advisory Mid-Cap Growth Fund Investor Shares	Nationwide Trust Company FSB c/o IPO Portfolio Accounting FBO Participating Retirement Plans P.O. Box 182029 Columbus, OH 43218-2029	92.71%
Brown Advisory Small-Cap Growth Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	27.07%
	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	16.29%

Exhibit C-4

Fund	Shareholder and Address	Percentage of Class Owned
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market St. St. Louis, MO 63103-2523	14.14%
	JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Dept Brooklyn, NY 11245-0003	6.80%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	6.09%
	Empower Trust FBO Retirement Plans 8525 East Orchard Rd. Greenwood Village CO 80111-5002	5.09%
Brown Advisory Small-Cap Growth Fund Investor Shares	LPL Financial LLC FBO Customer Accounts Attn: Mutual Funds Operations 4707 Executive Dr. San Diego, CA 9212-3091	32.75%
	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	28.23%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	16.21%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	5.61%
Brown Advisory Small-Cap Growth Fund Advisor Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	32.34%
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market St. St. Louis, MO 63103-2523	26.05%

Exhibit C-5

Fund	Shareholder and Address	Percentage of Class Owned
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	14.64%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	13.23%
Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	38.03%
	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	26.36%
	Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	8.67%
	Capinco c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	5.61%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	5.35%
Brown Advisory Small-Cap Fundamental Value Fund Investor Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	52.08%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	25.01%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	6.31%
	Capinco c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	5.39%

Exhibit C-6

Fund	Shareholder and Address	Percentage of Class Owned
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	5.10%
Brown Advisory Small-Cap Fundamental Value Fund Advisor Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	48.47%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	34.85%
	RBC Capital Markets LLC c/o Carol Magistrelli Haddonfield, NJ 08033-1815	7.20% (1)
Brown Advisory Sustainable Small-Cap Core Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	52.48%
	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	27.11%
Brown Advisory Sustainable Small-Cap Core Fund Investor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main St. San Francisco, CA 94105-1901	71.66%
	SEI Private Trust Company Attn: Mutual Funds Admin One Freedom Valley Drive Oaks, PA 19456-9989	14.21%
	US Bank, N.A. Custodian for Customer Accounts 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	10.05%
Brown Advisory Sustainable Value Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	58.02%
	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	33.01%
Brown Advisory Sustainable Value Fund Investor Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	65.86%

Exhibit C-7

Fund	Shareholder and Address	Percentage of Class Owned
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	21.65%
Brown Advisory Global Leaders Fund Institutional Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	38.42%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	30.59%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	10.80%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	8.80%
Brown Advisory Global Leaders Fund Investor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	41.17%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	17.46%
	Brown Brothers Harriman & Co Attn Mutual Funds Services 140 Broadway New York, NY 1005-1108	10.82%
	LPL Financial LLC FBO Customer Accounts Attn Mutual Funds Operations 4707 Executive Drive San Diego, CA 92121-3091	7.25%
	Morgan Stanley Smith Barney LLC Special Custody Account for the Exclusive Benefit of Customers of MSSB 1 New York Plaza, FL 12 New York, NY 10004-1932	6.76%

Exhibit C-8

Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Sustainable International Leaders Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	55.98%
	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	37.26%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main St. San Francisco, CA 94105-1901 San Francisco, CA 94105-1901	5.45%
Brown Advisory Sustainable International Leaders Fund - Investor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main St. San Francisco, CA 94105-1901	86.73%
Brown Advisory Intermediate Income Fund Investor Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	49.85%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	13.40%
	Capinco c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	10.05%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	9.31%
	SEI Investments Guernsey Ltd. SEI Nominees Guernsey Ltd. SEI Investments, Attn: SWP RECS 1st FL Alphabeta 14-18 Finsbury Sq. London United Kingdom EC2A1BR	7.52%
Brown Advisory Intermediate Income Fund Advisor Shares	Morgan Stanley Smith Barney LLC Special Custody Account for Exclusive Benefit of Customers of MSSB 1 New York Plaza, FL 12 New York, NY 10004-1932	47.67%
	Pershing LLC 1 Pershing Plaza FL 14 Jersey City, NJ 07399-0002	12.45%

Exhibit C-9

Fund	Shareholder and Address	Percentage of Class Owned
	Raymond James & Assoc, Inc. 880 Carillon Parkway St. Petersburg, FL 33716-1100	6.70%
	Raymond James & Assoc, Inc. 880 Carillon Parkway St. Petersburg, FL 33716-1100	6.00%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	5.91%
Brown Advisory Sustainable Bond Fund Institutional Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	24.47%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	23.00%
	SEI Investments Guernsey LTD. SEI Nominees Guernsey LTD. SEI Investments, Attn: SWP RECS 1st FL Alphabeta 14-18 Finsbury Sq. London United Kingdom EC2A1BR	12.84%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	10.12%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	7.50%
	Brown Brothers Harriman & Co. Attn Mutual Funds Services 140 Broadway New York, NY 1005-1108	6.07%
	Capinco c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	5.69%
Brown Advisory Sustainable Bond Fund Investor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	48.68%

Exhibit C-10

Fund	Shareholder and Address	Percentage of Class Owned
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	23.17%
	SEI Private Trust Company Attn: Mutual Funds Admin One Freedom Valley Dr. Oaks, PA 19456-9989	9.92%
	LPL Financial LLC FBO Customer Accounts Attn Mutual Funds Operations 4707 Executive Dr. San Diego, CA 92121-3091	5.67%
Brown Advisory Maryland Bond Fund Investor Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	57.12%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	23.47%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	8.88%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	5.85%
Brown Advisory Tax-Exempt Bond Fund Institutional Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	53.98%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	24.99%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	12.82%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	5.28%

Exhibit C-11

Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Tax-Exempt Bond Fund Investor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main St. San Francisco, CA 94105-1901	44.57%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	16.00%
	Morgan Stanley Smith Barney LLC Special Custody Account for Exclusive Benefit of Customers of MSSB 1 New York Plaza, FL 12 New York, NY 10004-1932	10.77%
	JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Dept Brooklyn, NY 11245-0003	8.08%
	Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	6.87%
	Christopher & Cyndi Goeser Trust Salem, OR 97302-3941	6.84%(1)
Brown Advisory Tax-Exempt Sustainable Bond Fund - Investor Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	47.29%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	41.25%
Brown Advisory Mortgage Securities Fund Institutional Shares	SEI Private Trust Company Attn: Mutual Funds Admin One Freedom Valley Dr. Oaks, PA 19456-9989	25.41%
	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	20.77%
	Saxon & Co. c/o PNC Bank, NA P.O. Box 94597 Cleveland, OH 44101-4597	16.63%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	14.00%

Exhibit C-12

Fund	Shareholder and Address	Percentage of Class Owned
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	6.40%
	Pershing LLC 1 Pershing Plaza FL 14 Jersey City, NJ 07399-0002	5.71%
Brown Advisory Mortgage Securities Fund Investor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	75.20%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	20.49%
Brown Advisory - WMC Strategic European Equity Fund Institutional Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	47.83%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	16.62%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	11.25%
	JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Dept Brooklyn, NY 11245-0003	7.99%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	7.72%
Brown Advisory - WMC Strategic European Equity Fund Investor Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	34.47%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	24.73%

Exhibit C-13

Fund	Shareholder and Address	Percentage of Class Owned
	Morgan Stanley Smith Barney LLC Special Custody Account for Exclusive Benefit of Customers of MSSB 1 New York Plaza, FL 12 New York, NY 10004-1932	15.03%
	JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Dept Brooklyn, NY 11245-0003	12.43%
Brown Advisory - WMC Strategic European Equity Fund Advisor Shares	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	72.40%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	13.37%
	Morgan Stanley Smith Barney LLC Special Custody Account for Exclusive Benefit of Customers of MSSB 1 New York Plaza, FL 12 New York, NY 10004-1932	8.08%
Brown Advisory Emerging Markets Select Fund Institutional Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	37.50%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	26.14%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	12.35%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	6.48%
Brown Advisory Emerging Markets Select Fund Investor Shares	Henry H. Hopkins c/o Brown Advisory LLC 901 South Bond St. Baltimore, MD 21231	37.83%(1)

Exhibit C-14

Fund	Shareholder and Address	Percentage of Class Owned
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	30.26%
	SEI Private Trust Company Attn: Mutual Funds Admin One Freedom Valley Dr. Oaks, PA 19456-9989	27.34%
Brown Advisory Emerging Markets Select Fund Advisor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	73.02%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	13.47%
	Morgan Stanley Smith Barney LLC Special Custody Account for the Exclusive Benefit of Customers of MSSB 1 New York Plaza, FL 12 New York, NY 10004-1965	11.15%
Brown Advisory - Beutel Goodman Large-Cap Value Fund Institutional Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	44.74%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	22.71%
	Band & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	10.16%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	5.55%
Brown Advisory - Beutel Goodman Large-Cap Value Fund Investor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	82.61%

Exhibit C-15

Fund	Shareholder and Address	Percentage of Class Owned
	Maril & Co. c/o Reliance Trust Company (WI) 4900 W. Brown Deer Rd. Milwaukee, WI 53223-2422	9.46%
Brown Advisory – WMC Japan Equity Fund Investor Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	100.00%
Brown Advisory – WMC Japan Equity Fund Institutional Shares	Washington & Co. c/o U.S. Bank, NA 1555 North RiverCenter Dr., Ste 302 Milwaukee, WI 53212-3958	66.01%
	National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310-2010	25.21%

(1)	Indicates beneficial ownership.

Exhibit C-16

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59203-P21046

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSAL.

1. To elect Trustees of the Trust; and

Brown Advisory Funds Trustees

01) Margaret W. Adams
02) Darrell N. Braman
03) Michael D. Hankin
04) Henry H. Hopkins
05) Georgette D. Kiser
06) Thomas F. O'Neil III
07) Neal F. Triplett

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Your signature(s) on this proxy should be exactly as your name or names appear(s) on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please print your full title next to your signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

V59204-P21046

BROWN ADVISORY FUND
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Paul J. Chew and Brett D. Rogers, or any one of them, as proxies, each of them with full power of substitution, to vote and act with respect to all shares which the undersigned holds in the Brown Advisory Funds (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust (the "Meeting") to be held at the Trust's principal offices at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231 on December 13, 2024, at 11:00 a.m., Eastern Time, and at any or all adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy previously given with respect to such Meeting. This proxy will be voted as instructed. If no specification is made for a nominee, the proxy will be voted "FOR" each nominee. The proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.